UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2009
SOLUTIA INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State of Incorporation)

001-13255	43-1781797

(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri	63166-6760

(Address of principal executive offices)	(Zip Code)
(314) 674-1000
Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

ITEM 8.01 Other Events.
Solutia Inc. (“Solutia” or the “Company”) is filing this Current Report on Form 8-K to add a footnote to disclose condensed consolidating financial statements for (i) its audited financial statements for the fiscal year ended December 31, 2008, and (ii) its unaudited financial statements for the three and six months ended June 30, 2009 pursuant to Rule 3-10 of Regulation S-X “Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered.”

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Item 8 of Form 10-K for the fiscal year ended December 31, 2008: Financial Statements and Supplementary Data
99.2	Item 1 of Form 10-Q for the quarterly period ended June 30, 2009: Financial Statements

SIGNATURES
PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

SOLUTIA INC.

By:	/s/ Paul J. Berra, III
	Name:	Paul J. Berra, III
	Title:	Senior Vice President, General Counsel and Chief Administrative Officer
DATE: October 5, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Item 8 of Form 10-K for the fiscal year ended December 31, 2008: Financial Statements and Supplementary Data
99.2	Item 1 of Form 10-Q for the quarterly period ended June 30, 2009: Financial Statements